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                                                                   EXHIBIT 10.12

                                                                  EXECUTION COPY

                  SECOND AMENDMENT TO THE EMPLOYMENT AGREEMENT

          This Second Amendment (this "AMENDMENT"), dated as of December 6, 1999, to the certain Employment Agreement dated as of February 4, 1998 between ICM Equipment Company L.L.C. (the "COMPANY") and Gary Bagley (the "EMPLOYEE"), as amended by the First Amendment to Employment Agreement, dated as of May 26, 1999, between the Company and the Employee (such Agreement, as amended by the First Amendment to the Employment Agreement, the "EMPLOYMENT AGREEMENT").

     WHEREAS, the Company and the Employee (collectively, the "PARTIES") desire to amend the Employment Agreement on the terms and conditions set forth herein.

     NOW THEREFORE, in consideration of the mutual agreements set forth herein, the Parties agree as follows:

     1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Employment Agreement.

     2. DEFERRED SIGNING BONUS. Section 4.01 of the Employment Agreement is hereby amended by deleting the last sentence of Section 4.01(c)(i).

     3. ACKNOWLEDGMENT OF SUBORDINATION. Reference is hereby made to the Note and Common Unit Acquisition Agreement, dated as of December 6, 1999 (the "ACQUISITION AGREEMENT") among the Company, BRS Equipment Company, Inc., Don Wheeler and Southern Nevada Capital Corporation. The Employee hereby irrevocably acknowledges and agrees that all principal, interest and all other amounts payable under or in respect of the Notes (as such term is defined in the Acquisition Agreement) are "Senior Indebtedness" for purposes of the Employment Agreement.

     4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Utah (without reference to its rules as to conflicts of law).

     5. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute a single instrument.

     6. AGREEMENT. In all other respects the Employment Agreement is ratified and shall, as so changed by these amendments, continue in full force and effect.

     7. NO STRICT CONSTRUCTION. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event that an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no

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presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

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     IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first set forth above.

                                        ICM EQUIPMENT COMPANY L.L.C.


                                        By:  /s/ Gary Bagley
                                            ------------------------------------
                                            Name:
                                            Title:

                                         /s/ Gary Bagley
                                        ----------------------------------------
                                        GARY BAGLEY